UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):                               January 19, 2012

                         Whiting Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

            1700 Broadway, Suite 2300, Denver, Colorado 80290-2300
(Address of principal executive offices, including ZIP code)

                              (303) 837-1661
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 C.F.R. §240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On January 19, 2012, Whiting Petroleum Corporation issued a press release announcing its 2011 year-end reserves and 2011 fourth quarter production, 2012 production and capital spending guidance, and updates to 2011 guidance.  A copy of such press release is furnished as Exhibit 99 and is incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits:

(99)	Press Release of Whiting Petroleum Corporation, dated January 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WHITING PETROLEUM CORPORATION

Date: January 19, 2012	By:	/s/ Michael J. Stevens
Michael J. Stevens
Vice President and Chief Financial Officer

WHITING PETROLEUM CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description
(99)	Press Release of Whiting Petroleum Corporation, dated January 19, 2012.